EXHIBIT 99.3

Indemnification Agreement

This Indemnification Agreement (this “Agreement”) is being entered into effective as of _________________, 2019 (the “Effective Date”), by and among Samuel A. Calagione III and Mariah D. Calagione, individuals who are residents of the State of Delaware and who are referred to herein as the “Founders” on the one hand, and The Boston Beer Company, Inc., a Massachusetts corporation (“Boston Beer”), on the other. The Founders and Boston Beer are sometimes referred to herein collectively as the “Parties.”

WHEREAS, pursuant to (i) a Membership Unit Purchase Agreement (the “EOM UPA”) dated May 8, 2019, entered into among Boston Beer, the Founders, and Dogfish East of the Mississippi LP, a Delaware limited partnership (“EOM”), (ii) a Merger Agreement dated May 8, 2019, entered into among Boston Beer, Canoe Acquisition Corp., a Delaware corporation, the Founders, and Dogfish Head Holding Company (“DFHH”), a Delaware corporation (the “Merger Agreement”), and (iii) a Membership Unit Purchase Agreement dated May 8, 2019, entered into between Boston Beer and DFH Investors LLC, a Delaware limited liability company, Boston Beer has acquired, directly or indirectly, one hundred percent (100%) of the outstanding units of Off-Centered Way LLC, a Delaware limited liability company (“OCW”), through which the Founders have conducted their business; and

WHEREAS, the EOM UPA and Merger Agreement provide that the indemnification obligations of EOM and DFHH shall be satisfied by the Founders pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Founders and Boston Beer hereby agree as follows:

1.    Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings. Other capitalized terms used in this Agreement and not otherwise defined shall have the respective meanings ascribed to them in the Merger Agreement.

(a) “Acquisition Agreements” shall mean the EOM UPA and the Merger Agreement.

(b) “Cap” shall mean $[TBD].

(c) “Environmental Matters” shall mean the representations and warranties of the Founders under (i) Section 4.16 of the EOM UPA; and (ii) Section 4.16 of the Merger Agreement.

(d) “Fraud” shall mean actual fraud under the laws of the State of Delaware (including the requisite elements of (i) false representation, usually one of fact, (ii) knowledge or belief that the representation was false (i.e., scienter), (iii) intention to induce the claimant to act or refrain from acting, (iv) the claimant’s action or inaction was taken in justifiable reliance upon the representation, and (v) the claimant was damaged by such reliance and as established by the standard of proof applicable to such actual fraud).

(e) “Fundamental Matters” shall mean: (i) the representations and warranties of EOM under Sections 3.01, 3.02, and 3.05 of Article III of the EOM UPA; (ii) the representations and warranties of DFHH under Sections 3.01, 3.02, 3.03 and 3.06 of Article III of the Merger Agreement; (iii) the representations and warranties of EOM under Sections 4.01, 4.02, 4.03, 4.04 and 4.12 of the EOM UPA; (iv) the representations and warranties of DFHH under Sections 4.01, 4.02, 4.03, 4.04 and 4.12 of the Merger Agreement; and (v) the tax-related covenants contained in Article X of the Merger Agreement or Section 7.03 of the EOM UPA.

(f) “Losses” shall mean any and all losses, damages, liabilities, obligations, judgments, settlements, taxes, fines, penalties, awards, third-party costs and expenses (including reasonable attorneys’ and other professional fees and expenses), whether absolute, accrued, conditional or otherwise, but excluding incidental, consequential, special, indirect or punitive damages except to the extent actually paid to a third party in connection with a Third Party Claim.

(g) “Settled Claim Amount” shall mean, for any claim finally determined pursuant to Section 5(a)(i), the amount specified in the Notice of Claim; and for any claim finally determined pursuant to Section 5(a)(ii), the amount that the Founders are deemed obligated to pay upon settlement or other final determination of such claim.

2.    Indemnification. From and after the Closing, the Founders, jointly and severally, shall defend and hold Boston Beer and its directors, shareholders, officers, employees, consultants, agents, representatives, affiliates, successors and assigns (each, an “Indemnified Person”) harmless from and against any and all Losses arising out of, resulting from or relating to:

(a)    any breach of any representation or warranty made by EOM or DFHH in the Acquisition Agreements;

(b)    any breach of any covenant made by EOM or DFHH in the Acquisition Agreements;

(c)    Fraud by any of EOM or DFHH in connection with the Acquisition Agreements.

3.    Certain Limitations and Related Matters.

(a)    The obligations of the Founders provided for in Section 2 shall be subject to the following:

(i) Except with respect to Fraud and the Fundamental Matters, the Founders shall not be liable to the Indemnified Persons for indemnification until the aggregate amount of all Losses in respect of such matters exceeds $750,000 (the “Deductible”), in which event the Founders shall be obligated to indemnify the Indemnified Persons from and against such Losses in excess of, but not including, the Deductible.

(ii)    Except with respect to Fraud and the Fundamental Matters, the Founders shall not be liable to the Indemnified Persons for indemnification in an aggregate amount in excess of ten percent (10%) of the Cap.

(iii)    The Founders shall not be liable to the Indemnified Persons for indemnification with respect to the Fundamental Matters in an aggregate amount in excess of the Cap.

(iv)    Except with respect to Fraud, the Fundamental Matters, and the Environmental Matters, all indemnification obligations of the Founders hereunder shall expire on the earlier of (A) August 10, 2020, and (B) the date on which Boston Beer files its quarterly report on Form 10-Q for its second fiscal quarter in its 2020 fiscal year, unless an Indemnified Person has submitted a Notice of Claim for a particular matter prior to such date, in which case such matter shall survive until the resolution of such matter in accordance to Section 5.

(v)    The indemnification obligations of the Founders hereunder with respect to Fundamental Matters shall continue until the expiration of the applicable statute of limitation, unless an Indemnified Person has submitted a Notice of Claim for a particular matter prior to such date, in which case such matter shall survive until the resolution of such matter in accordance to Section 5.

(vi)    The indemnification obligations of the Founders hereunder with respect to Environmental Matters shall continue in effect for a period of twenty-four (24) months from the date hereof, unless an Indemnified Person has submitted a Notice of Claim for a particular matter prior to such date, in which case such matter shall survive until the resolution of such matter in accordance to Section 5.

(b)    Any inaccuracy in or breach of any representation or warranty and the amount of any Losses with respect to a breach shall be determined without regard to any materiality, Material Adverse Effect or other similar qualification contained in or otherwise applicable to such representation or warranty.

(c)    Any inaccuracy in or breach of any representation or warranty contained in Sections 4.12(a), 4.13(b), (c) and (h), 4.14(d) and (e), 4.17(l), and 4.18 of the Acquisition Agreements shall be determined without regard to any knowledge qualifier contained in or otherwise applicable to such representation or warranty.

(d)    Boston Beer shall take, and shall cause any Indemnified Person to take, commercially reasonable steps to mitigate any Losses upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto.

(e)    Notwithstanding the fact that an Indemnified Person may have the right to assert claims for indemnification under or in respect of more than one provision of the any Acquisition Agreement or under or in respect of both Acquisition Agreements in respect of any claim, no

Indemnified Person shall be entitled to recover the amount of any Losses more than once under any and all of the Acquisition Agreements in respect of such claim.

(f)    Except with respect to matters other than Fraud or Fundamental Matters, the Founders shall have the right (but not the obligation) to satisfy any indemnification obligation with Escrow Shares, as provided in Section 4.

4.    Escrow Shares. On the Effective Date, [_________] shares of Boston Beer’s Class A Common Stock (the “Escrow Shares”) shall be held in escrow with Computershare Trust Company, N.A. pursuant to the terms of the Computershare Escrow Agreement contemplated by the Merger Agreement. Should the Founders elect to satisfy any obligation hereunder, such obligation as determined pursuant to the procedures of Section 5, with the Escrow Shares, the number of such Escrow Shares to be released to Boston Beer shall be equal to the quotient of (a) the Settled Claim Amount and (b) the Signing Date Share Price (as defined in the Merger Agreement), and such number of Escrow Shares shall be released to Boston Beer pursuant to the terms of the Computershare Escrow Agreement.

5.    Procedures.

(a) An Indemnified Person seeking indemnification hereunder shall give a written notice to the Founders (a “Notice of Claim”) specifying (i) in reasonable detail the nature and basis for a claim for indemnification pursuant to the relevant Acquisition Agreement(s), including the section(s) of the relevant Acquisition Agreement(s) supporting its claim, and the facts and circumstances supporting its claim, and (ii) the dollar amount of the claim, or if such amount is unknown, a good faith reasonable estimate of the dollar amount of the claim. The Notice of Claim shall be provided to the Founders as soon as practicable after the Indemnified Person becomes aware that it has incurred or suffered any Losses. Notwithstanding the foregoing but subject to the survival periods set forth in Section 3, any failure to provide the Founders with a Notice of Claim, or any failure to provide a Notice of Claim in a timely manner as aforesaid, shall not relieve the Founders from any liability that it may have to the Indemnified Person pursuant to the terms of this Agreement except to the extent that the ability of the Founders to defend such claim is materially prejudiced by the Indemnified Person’s failure to give such Notice of Claim. If the Notice of Claim relates to a Third Party Claim, the procedures set forth in Section 5(b) below shall be applicable. If the Notice of Claim does not relate to a Third Party Claim, the Founders shall have thirty (30) days from the date of receipt of such Notice of Claim to object to any of the subject matter and any of the amounts of the Losses set forth in the Notice of Claim, as the case may be, by delivering written notice of objection thereof to the Indemnified Person (a “Notice of Objection”).

(i)    If the Founders fail to send a Notice of Objection within such thirty (30) day period, the Founders shall be deemed to have agreed to the Notice of Claim and shall be obligated to pay to the Indemnified Person the portion of the amount specified in the Notice of Claim.

(ii) If the Founders send a timely Notice of Objection, the Founders and the Indemnified Person shall use their commercially reasonable efforts to settle (without an obligation to settle) such claim for indemnification. If the Founders and the Indemnified Person do not settle such dispute within thirty (30) days after the Indemnified Person’s receipt of the Founders’ notice of objection, the Founders and the Indemnified Person shall be entitled to seek enforcement of their respective rights under this Agreement.

(b)    Upon receipt of a Notice of Claim for a claim made or alleged by any claimant other than an Indemnified Person (a “Third Party Claim”), the Founders shall have the right, upon written notice to the Indemnified Person, to assume and conduct, at the Founders’ sole expense, the defense of the Third Party Claim with counsel reasonably acceptable to the Indemnified Person; provided that (i) the Founders have sufficient financial resources, in the reasonable judgment of the Indemnified Person, to satisfy the amount of any adverse monetary judgment that is reasonably likely to result, (ii) the Third Party Claim solely seeks (and continues to solely seek) monetary damages and does not relate to or otherwise arise in connection with any criminal or regulatory enforcement action or seek an injunction or other equitable relief against the Indemnified Person, (iii) in the reasonable judgment of the Indemnified Person, no conflict of interest arises that would prohibit a single counsel from representing both the Founders and the Indemnified Person in connection with the defense of such Third Party Claim, and (iv) the Indemnified Person has not determined, in good faith, that there is a reasonable possibility that such Third Party Claim may adversely affect it, its business relationships or any of its affiliates in any material respect other than as a result of monetary damages for which it would be entitled to indemnification hereunder. The Indemnified Person may thereafter participate in (but not control) the defense of any such Third Party Claim with its own counsel at its own expense; provided, however, that if (A) any of the conditions described in clauses (i)—(iv) above fails to occur or ceases to be satisfied, or (B) the Founders fail to take reasonable steps necessary to defend such Third Party Claim in the reasonable judgment of the Indemnified Person, then the Indemnified Person may assume and control its own defense using counsel of its own choosing. If the Founders elect not to defend the Indemnified Person with respect to such Third Party Claim, or fails to notify the Indemnified Person of such election within thirty (30) calendar days after receipt of the Notice of Claim, the Indemnified Person shall have the right, at its option, to assume and control defense of the matter in such manner as it may deem reasonably appropriate. The Founders, if they have assumed the defense of any Third Party Claim as provided in this Agreement, may not, without the prior written consent of the Indemnified Person, consent to a settlement of, or the entry of any judgment arising from, any such Third Party Claim that (1) does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Person of a complete release from all liability in respect of such Third Party Claim, (2) grants any injunctive or equitable relief or (3) may reasonably be expected to have a material adverse effect on the Indemnified Person or any business thereof. The Indemnified Person, if it has assumed the defense of any Third Party Claim, may, without the prior written consent of the Founders, consent to a settlement of, or the entry of any judgment arising from, any such Third Party Claim; provided, that any such settlement shall not be determinative of the Founders’ indemnification obligations hereunder; provided further that such Third Party Claim settlement does not grant any injunctive or equitable relief. Each of the Parties shall and shall cause their affiliates (and their respective officers, directors, employees, consultants and agents) to, make available to the other(s) all relevant information in his or its possession relating to any such Third Party Claim which is being defended by the other Party and shall otherwise reasonably cooperate in the defense thereof. The party controlling the defense of such Third Party Claim shall keep the non-controlling party advised of the status of such Third Party Claim and the defense thereof and shall consider in good faith the recommendations made by the non-controlling party with respect thereto.

6.    Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the parties for tax purposes as an adjustment to the Merger Consideration under the Merger Agreement.

7.    Miscellaneous Provisions.

(a)    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(b)    Amendment and Waiver. Any provision of this Agreement may be amended or waived only in a writing signed by Boston Beer and the Founders. No waiver of any provision hereunder or of any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default, and no failure or delay to enforce, or partial enforcement of, any provision hereof shall operate as a waiver of such provisions or any other provision.

(c)    Complete Agreement. This Agreement and the documents referred to herein contain the complete agreement between Boston Beer and the Founders with respect to indemnification obligations arising out of the EOM UPA and the Merger Agreement and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

(d)    Counterparts. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one (1) or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(e)    Governing Law. All matters relating to the interpretation, construction, validity and enforcement of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware.

(f)    Jurisdiction.

(iii) Any suit, action or proceeding against the Founders or Boston Beer arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof shall be brought exclusively in the courts of the State of Delaware (the “Designated Courts”), and the Parties hereto accept the exclusive jurisdiction of the Designated Courts for the purpose of any suit, action or proceeding.

(iv)    In addition, each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any of the Designated Courts and hereby further irrevocably waives any claim that any suit, action or proceedings brought in the Designated Courts has been brought in an inconvenient forum.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

The Founders:

Samuel A. Calagione III

Mariah D. Calagione

Boston Beer:

THE BOSTON BEER COMPANY, INC.

By:

Name:

Title:

[Indemnification Agreement]